EXHIBIT 10(e)16

BASE SALARIES OF NAMED EXECUTIVE OFFICERS

MISSISSIPPI POWER COMPANY

The following are the annual base salaries, effective March 1, 2011, of the current Chief Executive Officer and Chief Financial Officer of Mississippi Power Company and certain other current or former executive officers of Mississippi Power Company who served during 2010.

Anthony J. Topazi*                                                                                         $609,518
President and Chief Executive Officer
Edward Day, VI**                                                                                            $391,400
President and Chief Executive Officer
Frances V. Turnage*                                                                                       $234,355
Vice President, Treasurer and Chief Financial
Officer
Moses Feagin**                                                                                              $222,927
Vice President, Treasurer and Chief Financial Officer
Thomas O. Anderson                                                                                      $179,807
Vice President
Donald R. Horsley                                                                                            $269,795
Vice President
Kimberly D. Flowers***                                                                                  $245,183
Vice President
John W. Atherton                                                                                            $222,927
Vice President

*       Through August 12, 2010
**     From August 13, 2010
***  Through July 31, 2010